Summary prospectus

Fixed income

Delaware High-Yield Opportunities Fund

Nasdaq ticker symbol
Institutional Class	DHOIX

November 28, 2011

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/institutional/literature. You can also get this information at no cost by calling
800 362-7500. The Fund's statutory prospectus and statement of additional information, both dated November 28, 2011, are each incorporated by reference into this summary prospectus.

Delaware High-Yield Opportunities Fund

What is the Fund's investment objective?

Delaware High-Yield Opportunities Fund seeks total return and, as a secondary objective, high current income.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Institutional
Management fees	0.65%
Distribution and service (12b-1) fees	none
Other expenses	0.25%
Total annual fund operating expenses	0.90%
Fee waivers and expense reimbursements	(0.09%)[1]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.81%

1

The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 0.81% of the Fund's average daily net assets from November 28, 2011 through November 28, 2012. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Institutional
1 year	$83
3 years	$278
5 years	$490
10 years	$1,100

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund will invest primarily in corporate bonds rated BBB- or lower by Standard & Poor's (S&P), Baa3 or lower by Moody's Investors Services, Inc. (Moody's), or similarly rated by another nationally recognized statistical rating organization (NRSRO). These are commonly known as high yield bonds or junk bonds and involve greater risks than investment grade bonds. The Fund will also invest in unrated bonds we judge to be of comparable quality. Unrated bonds may be more speculative in nature than rated bonds. The Fund may also invest in U.S. and foreign government securities and corporate bonds of foreign issuers. The Fund may invest up to 25% of its total assets in foreign securities. In selecting bonds for the portfolio, we evaluate the income provided by the bond and the bond's appreciation potential as well as the issuer's ability to make income and principal payments.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities rated at the time of purchase BBB- or lower by S&P, Baa3 or lower by Moody's, or similarly rated by another NRSRO or, if unrated, judged to be of comparable quality. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by the Manager or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

High yield (junk bond) risk — The risk that high yield securities, commonly known as "junk bonds," are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market; and greater price volatility and risk of loss of income and principal than are higher rated securities.  High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal in a timely manner.

Derivatives risk — Derivative contracts, such as options, futures and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security or a securities index to which a derivative contract is associated moves in the opposite direction from what the portfolio manager anticipated.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Bank loans and other indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Valuation risk — The risk that a less liquid secondary market may make it more difficult for a fund to obtain precise valuations of certain securities in its portfolio.

Redemption risk — If investors redeem more shares of a fund than are purchased for an extended period of time, a fund may be required to sell securities without regard to the investment merits of such actions. This could decrease a fund's asset base, potentially resulting in a higher expense ratio.

Counterparty risk — The risk that a counterparty to a derivative contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization).

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware High-Yield Opportunities
Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 362-7500 or by visiting our website at www.delawareinvestments.com/performance.

Year-by-year total return (Institutional Class)

As of September 30, 2011, the Fund's Institutional Class shares had a calendar year-to-date return of -4.78%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 19.54% for the quarter ended
June 30, 2009 and its lowest quarterly return was -18.01% for the quarter ended December 31, 2008.

Average annual total returns for periods ended December 31, 2010

	1 year	5 years	10 years
Return before taxes	16.66%	8.39%	8.59%
Return after taxes on distributions	13.08%	5.19%	5.18%
Return after taxes on distributions and sale of Fund shares	10.65%	5.21%	5.21%
BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	15.07%	8.83%	8.76%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Kevin P. Loome, CFA	Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments	August 2007

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); by telephone to your Client Services Representative at
800 362-7500 weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800 523-1918 at any time; through our website at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following: (1) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans; (2) tax-exempt employee benefit plans of the Fund's Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor); (3) institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as those clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts; (4) a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (5) registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to an RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients); (6) certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended (Code), for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; (7) programs sponsored by financial intermediaries where: (a) such programs allow or require the purchase of Institutional Class shares, (b) the financial intermediary has entered into an agreement covering the arrangement with the Distributor and/or the Fund's transfer agent, and (c) the financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar service, or (ii) offers the Institutional Class shares through a no-commission network or platform; or (8) private investment vehicles, including, but not limited to, foundations and endowments.

Tax information

The Fund's distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-140 [7/11] DG3 17101 [12/11]